UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2009

ETHAN ALLEN INTERIORS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ethan Allen Drive Danbury, CT	06811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (203) 743-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

SECTION 2 – FINANCIAL INFORMATION

Item 2.05     Costs Associated with Exit or Disposal Activities

On June 3, 2009, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) issued a press release announcing a plan to expand its Maiden, North Carolina upholstery operations and exit its leased facility in Chino, California.  A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 2.06     Material Impairments

The information set forth above in Item 2.05 is hereby incorporated into Item 2.06 by reference.

SECTION 7 – REGULATION FD

Item 7.01     Regulation FD Disclosure

The information set forth above in Item 2.05 is hereby incorporated into Item 7.01 by reference

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press release dated June 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.

Date:	June 3, 2009	By:	/s/ David R. Callen
David R. Callen
Vice President, Finance and
Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated June 3, 2009